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                                                                    EXHIBIT 23.3


           [LETTERHEAD OF FORTNER, BAYENS, LEVKULICH AND CO., P.C.]




                         Independent Auditors' Consent
                         -----------------------------



Board of Directors
Riverton State Bank Holding Company
Riverton, Wyoming

We consent to the use of our report dated October 1, 1998 included herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                 /s/ Fortner, Bayens, Levkulich and Co., P.C.


Denver, Colorado
January 25, 1999